SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                  Charter Municipal Mortgage Acceptance Company
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


                           CHARTER MUNICIPAL MORTGAGE
                               ACCEPTANCE COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       on

                                  June 16, 1999

                                  -------------

                                                                April 30, 1999

To the Shareholders of Charter Municipal Mortgage Acceptance Company:

        NOTICE IS HEREBY GIVEN THAT the 1999 Annual Meeting of Charter Municipal Mortgage Acceptance Company ("CharterMac") will be held Wednesday, June 16, 1999 at 1:30 P.M. (local time), at the American Stock Exchange, 86 Trinity Place,
New York, New York for the following purposes:

        (1) The election of two (2) Trustees for a term of three years to expire in 2001.

        (2) The approval of an amendment to the Amended and Restated Trust Agreement authorizing CharterMac's Board of Trustees to incur aggregate financing or leverage in excess of the current limitation of 50% of Total Market Value, pursuant to certain conditions and with certain restrictions.

        (3) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Trustees recommends a vote "FOR" each of the listed proposals. The accompanying proxy statement contains additional information and should be carefully reviewed by Shareholders.

        The Board of Trustees has fixed the close of business on April 1, 1999 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           /s/ J. Michael Fried.

                                           J. Michael Fried
                                           Chairman of the Board


IT IS MOST IMPORTANT THAT YOU COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED STAMPED, SELF-ADDRESSED PROXY CARD.

YOUR FAILURE TO PROMPTLY RETURN THE PROXY INCREASES THE OPERATING COSTS OF YOUR INVESTMENT.

YOU ARE CORDIALLY INVITED TO PERSONALLY ATTEND THE MEETING, BUT YOU SHOULD RETURN THE PROXY CARD WHETHER OR NOT YOU ATTEND THE MEETING.

                                TABLE OF CONTENTS

Introduction

Management
  Trustees and Officers
  Trustees and Management
  Committees of the Board of Trustees
  The Manager
  Certain Relationships and Related Transactions
  Security Ownership of Certain Beneficial Owners and Management
  Compliance with Section 16(a) of the Securities and Exchange Act of 1934

Proposals Before the Meeting
  Proposal #1:  Election of Trustees
  Proposal #2:  Amendment of Trust Agreement

Executive Compensation
  Trustees & Management
  Share Option Plan
  Compensation Committee Report
  Performance Graph

Independent Public Accountants

Expenses of Solicitation

Voting Procedures

Shareholder Proposals

Annual Report on Form 10-K

Other Information
  Amendment of Trust Agreement to Clarify Record Date for Capital Events
   Distributions

Other Business

Exhibit A
 Proposed Amendment to Trust Agreement

                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY
                               625 MADISON AVENUE
                            NEW YORK, NEW YORK, 10022

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

        The accompanying form of proxy is solicited on behalf of the Board of Trustees of Charter Municipal Mortgage Acceptance Company ("CharterMac") for use at the Annual Meeting of Shareholders of CharterMac (the "Meeting") to be held Wednesday, June 16, 1999 at 1:30 P.M. (local time), at the American Stock Exchange, 86 Trinity Place, New York, New York and at any adjournments thereof. CharterMac has first mailed these proxy materials to holders (the "Shareholders") of shares of beneficial interest of CharterMac (the "Shares"), on or about April 30, 1999. CharterMac's executive offices are located at 625 Madison Avenue, New York, New York 10022 (telephone: (212) 588-1765). Shareholders of record at the close of business on April 1, 1999 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof.

        Shares represented by properly executed proxy cards received by CharterMac at or prior to the Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the Shares so represented FOR each of the following proposals:

        Proposal #1: Election of Listed Nominees
        Proposal #2: Adoption of Amendment to CharterMac's Amended and
                     Restated Trust Agreement (the "Trust Agreement")

        Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving written notice to CharterMac of its revocation by submission of a duly executed proxy bearing a later date or by the vote of the Shareholder cast in person at the Meeting.

        The Board of Trustees recommends a vote "FOR" each of the proposals.

        As of April 1, 1999 approximately 20,580,986 Shares of CharterMac were outstanding, with each Share entitled to one vote on all matters that may come before the Meeting.

                                   MANAGEMENT
Trustees and Officers

        The Board of Trustees directs the management of the business and affairs of CharterMac, but retains Related Charter, LP (the "Manager") to manage the Company's day-to-day affairs. The Board of Trustees delegates to the Manager responsibilities with respect to, among other things, overseeing the portfolio of assets of CharterMac and the acquisition or disposition of investments. During 1998, the Board of Trustees held eight meetings and the committees held a total of three meetings. The average attendance in the aggregate of the total number of Board and committee meetings was 92.5%

The Trustees and Executive Officers of CharterMac are as follows:

                                                 Year First Became
Name               Age      Office Held            Officer/Trustee  Term Expires
----               ---      -----------          -----------------  ------------
J. Michael Fried    54    Managing Trustee,
                          Chairman of the Board
                          and Chief Executive Officer       1997         2000

Peter T. Allen      53    Managing Trustee                  1997         2001

Arthur P. Fisch     57    Managing Trustee                  1997         2001

Stuart J. Boesky    42    Managing Trustee, President,
                          and Chief Operating Officer       1997         1999

Alan P. Hirmes      44    Managing Trustee,
                          Executive Vice President,
                          Secretary                         1997         1999

John B. Roche       41    Chief Financial Officer and
                          Chief Accounting Officer          1998          --

Biographical information with respect to Messrs. Boesky and Hirmes is set forth under "PROPOSALS BEFORE THE MEETING - Proposal #1", below.

J. MICHAEL FRIED, age 54, is a Managing Trustee and the Chairman of the Board of CharterMac, is the Chief Executive Officer and a Member of the sole general partner of the Manager and is the sole shareholder of one of the general partners of Related Capital Company ("Related"), the real estate finance affiliate of The Related Companies, L.P. In that capacity, he is generally responsible for all syndication, finance, acquisition and investor reporting activities of Related and its affiliates. Mr. Fried practiced corporate law in New York City with the law firm of Proskauer Rose Goetz & Mendelsohn from 1974 until he joined Related in 1979. Mr. Fried graduated from Brooklyn Law School with a Juris Doctor degree, magna cum laude; from Long Island University Graduate School with a Master of Science degree in Psychology; and from Michigan State University with a Bachelor of Arts degree in History. Mr. Fried is also serves as Chairman of the Board of Directors of Aegis Realty, Inc. ("Aegis") and as Chairman of the Board of Trustees of American Mortgage Investors Trust ("AMIT"), which companies are also advised by an affiliate of Related.

PETER T. ALLEN, age 53, is President of Peter Allen & Associates, Inc., a real estate development and management firm, in which capacity he has been responsible for the leasing, refinancing and development of major commercial properties. Mr. Allen has also been an Adjunct Professor of the Graduate School of Business at the University of Michigan since 1981. Mr. Allen received a Bachelor of Arts Degree in history/economics from DePauw University and a Masters Degree in Business Administration with Distinction from the University of Michigan. Mr. Allen has been an Independent Trustee since 1997 and is a member of the Audit and Compensation Committees. Mr. Allen also serves on the Board of Directors of Aegis and on the Board of Trustees of AMIT.

ARTHUR P. FISCH, age 57, is an attorney in private practice specializing in real property and securities law since October 1987, with Arthur P. Fisch, P.C. and Fisch & Kaufman. From 1975-1987, Mr. Fisch was employed by E.F. Hutton & Company, serving as First Vice President in the Direct Investment Department from 1981-1987 and associate general counsel from 1975-1980 in the legal department. As First Vice President, he was responsible for the syndication and acquisition of residential real estate. Mr.

Fisch received a B.B.A. from Bernard Baruch College of the City University of New York and a Juris Doctor degree from New York Law School. Mr. Fisch is admitted to practice law in New York and Pennsylvania. Mr. Fisch has been an Independent Trustee since 1997 and is a member of the Audit and Compensation Committees. Mr. Fisch also serves on the Board of Directors of Aegis and the Board of Trustees of AMIT.

JOHN B. ROCHE, age 41, is the Chief Financial Officer and the Chief Accounting Officer of CharterMac, is a Senior Vice President and Chief Financial Officer of the general partner of the Manager and is also a Senior Vice President of Related Capital Company. Prior to joining Related, he was the Vice President and Chief Financial Officer of Emmes Asset Management Company, a real estate and financial services firm. From 1991 through 1996, he was the Vice President of Finance of the Robert Martin Company, a developer, owner and operator in Westchester County, New York. He spent six years in Public Accounting with the firms of Peat Marwick & Mitchell and later, Kenneth Leventhal & Co. He has been a Certified Public Accountant in New York since 1986. Mr. Roche holds a Masters in Business Administration from the Columbia Business School and a Bachelor of Arts in Accounting from Queens College.

Committees of the Board of Trustees

        The Board of Trustees has standing Audit and Compensation Committees. The Audit Committee's duties include the review and oversight of all transactions with affiliates of CharterMac, the periodic review of CharterMac's financial statements and meetings with CharterMac's independent auditors. The Audit Committee is comprised of Messrs. Allen, Fisch and Boesky and had three meetings during CharterMac's fiscal year ended December 31, 1998.

        The Compensation Committee's duties include the determination of compensation, if any, of CharterMac's executive officers and of the Manager and the administration of CharterMac's Incentive Share Option Plan. The Compensation Committee is comprised of Messrs. Allen and Fisch and did not hold any meetings during CharterMac's fiscal year ended December 31, 1998. The Compensation Committee must have at least two members, each of which must be Independent Trustees.

The Manager

        The directors and executive officers of Related Charter LLC ("Related Charter"), the sole general partner of the Manager, are set forth below. These officers of the sole general partner of the Manager may also provide services to CharterMac on behalf of the Manager.

Related Charter LLC
                                                          Year First Became
Name               Age        Offices Held                Officer/Member

J. Michael Fried    54    Member and Chief Executive Officer     1997

Stuart J. Boesky    42    Member, President and
                          Chief Operating Officer                1997

Alan P. Hirmes      44    Member, Senior Vice President          1997

Stephen M. Ross     58    Member                                 1997

John B. Roche       41    Senior Vice President and Chief
                          Financial Officer                      1998

James D. Spound     38    Senior Vice President                  1998

Bruce H. Brown      45    Senior Vice President                  1997

Mark J. Schlacter   48    Vice President                         1997

Max E. Schlopy      62    Vice President                         1998

Denise L. Kiley     39    Vice President                         1997

Marc D. Schnitzer   38    Vice President                         1997

Richard A. Palermo  38    Vice President, Treasurer, Controller
                          and Chief Accounting Officer           1997

Teresa Wicelinski   33    Secretary                              1998

Biographical information with respect to Messrs. Fried and Roche is set forth above and with respect to Messrs. Boesky and Hirmes is set forth under "PROPOSALS BEFORE THE MEETING Proposal #1", below.


STEPHEN M. ROSS, age 58, is a Member of the sole general partner of the Manager. Mr. Ross is also President, Director and shareholder of The Related Realty Group, Inc., the general partner of The Related Companies, L.P. He graduated from the University of Michigan School of Business Administration with a Bachelor of Science degree and from Wayne State University School of Law with a Juris Doctor degree. Mr. Ross then received a Master of Laws degree in taxation from New York University School of Law. He joined the accounting firm of Coopers & Lybrand in Detroit as a tax specialist and later moved to New York, where he worked for two large Wall Street investment banking firms in their real estate and corporate finance departments. Mr. Ross formed the predecessor of The Related Company, L.P. in 1972 to develop, manage, finance and acquire real estate.

JAMES D. SPOUND, age 38, is a Senior Vice President of the sole general partner of the Manager with primary responsibility for mortgage acquisitions. He joined Related from First Union Capital Markets, in February 1998, where he was a Vice President specializing in affordable housing finance. From 1992 to 1996, Mr. Spound served as an investment banker in the Housing Finance Department at Merrill Lynch & Co., where he was a Vice President at the time of his departure. Since 1992, Mr. Spound has been responsible for the structuring and execution of over $2.1 billion of Mortgage Revenue Bond transactions encompassing a wide range of credit enhanced and non-credit enhanced structures. Previously, Mr. Spound was also a Senior Consultant at Kenneth Leventhal & Company where he focused on debt restructurings in the real estate industry. In addition, he served for three years as a Project Manager at New York City's Economic Development Corporation where he was responsible for underwriting and administering incentive loans to support the City's economic development goals. Mr. Spound received a Bachelor of Arts degree from Brown University and a Masters of Science in Management from the Sloan School at MIT.

BRUCE H. BROWN, age 45, is a Senior Vice President of the sole general partner of the Manager and Related and is a director of Related's Portfolio Management Group. He is responsible for overseeing the administration of the firm's public registered debt and equity affiliates encompassing the monitoring of the performance of each entity and each investment. He is also responsible for Related's loan servicing activities with respect to the firm's $600 million portfolio of tax exempt first mortgage bonds and FNMA/GNMA insured and co-insured loan portfolio. Prior to joining Related in 1987, Mr. Brown was a real estate lending officer at the United States Trust Company of New York and previously held management positions in the hotel and resort industry with Helmsley-Spear and Westin Hotels. Mr. Brown graduated from Colgate University with a Bachelor of Arts degree.

MARK J. SCHLACTER, age 48, is a Vice President of the sole general partner of the Manager. Mr. Schlacter is a Vice President of Retail acquisitions of Related, and has been with Related since June 1989. Prior to joining Related, Mr. Schlacter garnered 16 years of direct real estate experience covering retail and residential construction, single and multifamily mortgage origination and servicing, commercial mortgage origination and servicing, property acquisition and financing, and mortgage lending program underwriting and development. He was a Vice President with Bankers Trust Company from 1986 to June 1989, and held prior positions with Citibank, Anchor Savings Bank and the Pyramid Companies covering the 1972-1986 period. Mr. Schlacter holds a Bachelor of Arts degree in Political Science from Pennsylvania State University and periodically teaches multifamily underwriting at the New York University School of Continuing Education, Real Estate Institute.

MAX E. SCHLOPY, age 62, is a Vice President of the sole general partner of the Manager. An attorney, Mr. Schlopy practiced corporate and commercial real estate law in Buffalo, New York for many years, where he was a partner with the law firm of Duke, Holzman, Yeager and Schlopy. He served as Vice President - General Counsel for Marc Equity Corporation, a diversified real estate development company with operations in several states and later as a Vice President of the general partner for the Summit Tax Exempt Bond Funds. More recently, Mr. Schlopy was President of MK Industries, Inc., an Orlando, Florida-based company involved in the research and development of high technology military and biomedical products and processes. He presently practices law and offers consulting services to the real estate industry from his offices in Park City, Utah. Mr. Schlopy was educated at Cornell and San Francisco State Universities, and received his Juris Doctor degree, cum laude, from the School of Law, State University of New York at Buffalo.

DENISE L. KILEY, age 39, is a Vice President of the sole general partner of the Manager and is also a Managing Director for Related and is the Director of Related's underwriting and asset management group. Ms. Kiley is responsible for overseeing the investment underwriting and approval of all multifamily residential properties invested in Related sponsored corporate, public and private equity and debt funds. Prior to joining Related in 1990, Ms. Kiley had experience acquiring, financing and managing the assets of multifamily residential properties. From 1981 through 1985 she was an auditor with a national accounting firm. Ms. Kiley holds a Bachelor of Science degree in Accounting from Boston College and is a Member of the Affordable Housing Roundtable.

MARC D. SCHNITZER, age 38, is a Vice President of the sole general partner of the Manager. Mr. Schnitzer is a Managing Director of Related and Director of Related's Tax Credit Acquisitions Group. Mr. Schnitzer received a Master of Business Administration degree from The Wharton School of The University of Pennsylvania in December 1987, and joined Related in January, 1988. From 1983 to 1986,

Mr. Schnitzer was a Financial Analyst in the Fixed Income Research Department of The First Boston Corporation in New York. Mr. Schnitzer received a Bachelor of Science degree, summa cum laude, in Business Administration from the School of Management at Boston University.

RICHARD A. PALERMO, age 38, is a Vice President, the Treasurer and the Controller of the sole general partner of the Manager. Mr. Palermo has been a Certified Public Accountant in New York since 1985. Prior to joining Related in September 1993, Mr. Palermo was employed by Sterling Grace Capital Management from October 1990 to September 1993, Integrated Resources, Inc. from October 1988 to October 1990 and E.F. Hutton & Company, Inc. from June 1986 to October 1988. From October 1982 to June 1986, Mr. Palermo was employed by Marks Shron & Company and Mann Judd Landau, certified public accountants. Mr. Palermo graduated from Adelphi University with a Bachelor of Business Administration degree.

TERESA WICELINSKI, age 33, is the Secretary of the sole general partner of the Manager. Ms. Wicelinski joined Related in June 1992, and prior to that date was employed by Friedman, Alprin & Green, certified public accountants. Ms. Wicelinski graduated from Pace University with a Bachelor of Arts Degree in Accounting.

Certain Relationships and Related Transactions

        CharterMac has and will continue to have certain relationships with the Manager and its affiliates. However, there have been no direct financial transactions between CharterMac and its Trustees and officers or the members and officers of the sole general partner of the Manager.

        CharterMac and the Manager entered into a Management Agreement pursuant to which the Manager is obligated to use its best efforts to seek out and present to CharterMac, whether through its own efforts or those of third parties retained by it, suitable and a sufficient number of investment opportunities which are consistent with the investment policies and objectives of CharterMac and consistent with such investment programs as the Board of Trustees may adopt from time to time in conformity with CharterMac's Trust Agreement.

        Although the Board of Trustees has continuing exclusive authority over the management of CharterMac, the conduct of its affairs and the management and disposition of the CharterMac's assets, the Board of Trustees has initially delegated to the Manager, subject to the supervision and review of the Board of Trustees and consistent with the provisions of the Trust Agreement, the power and duty to: (i) manage the day-to-day operations of CharterMac; (ii) acquire, retain or sell CharterMac's assets; (iii) seek out, present and recommend investment opportunities consistent with CharterMac's investment policies and objectives, and negotiate on behalf of CharterMac with respect to potential investments or the dispositions thereof; (iv) when appropriate, cause an affiliate to serve as the mortgagee of record for mortgage investments of CharterMac and in that capacity hold escrow on behalf of mortgagors in connection with the servicing of mortgages; (v) obtain for CharterMac such services as may be required in acquiring and disposing of investments, disbursing and collecting the funds of CharterMac, paying the debts and fulfilling the obligations of CharterMac, and handling, prosecuting and settling any claims of CharterMac, including foreclosing and otherwise enforcing mortgages and other liens securing investments; (vi) obtain for CharterMac such services as may be required for property management, mortgage brokerage and servicing, and other activities relating to the investment portfolio of CharterMac; (vii) evaluate, structure and negotiate prepayments or sales of CharterMac's mortgage investments and mortgage securities; (viii) monitor operations and expenses of CharterMac; and (ix) from time to time, or as requested by the Board of Trustees, make reports to CharterMac as to its performance of the foregoing services.

        The original term of the Management Agreement will terminate on October 1, 2001, the fourth anniversary of its effective date. Thereafter, the Management Agreement will be renewed annually by CharterMac, subject to an evaluation of the performance of the Manager by the Board of Trustees. The Management Agreement may be terminated (i) without Cause by the Manager or (ii) for Cause by a majority of the Independent Trustees, each without penalty, and each upon 60 days' prior written notice to the non-terminating party.

        The Management Agreement cannot be terminated by CharterMac prior to October 1, 2001, other than for Cause. "Cause" is defined as gross negligence or willful misconduct of the Manager. CharterMac cannot dissolve and liquidate prior to such date except upon a recommendation of the Manager and the vote of a majority in interest (a "Majority Vote") of the Shareholders. After October 1, 2001, the vote of the holders of 66-2/3% of CharterMac's then outstanding Shares is required to approve a dissolution and liquidation of CharterMac that is not recommended by the Manager and the Majority Vote of Shareholders is required to approve a liquidation of CharterMac recommended by the Manager. If for any reason, whether prior to or after October 1, 2001, the Management Agreement is terminated in accordance with its terms, CharterMac may dissolve and liquidate upon the Majority Vote of Shareholders.

        Pursuant to the terms of the Management Agreement, the Manager is entitled to receive the fees and other compensation set forth below:


        Fee/Compensation*                   Amount

        Bond Selection Fee                  2.00% of the principal amount of
                                            each First Mortgage Bond ("FMB") or
                                            other tax exempt instrument
                                            originated or acquired by CharterMac
                                            or its subsidiaries.

        Bond Placement                      Fee 2.00% of the principal
                                            amount of each FMB or other tax
                                            exempt instrument originated or
                                            acquired by CharterMac or its
                                            subsidiaries (payable by the
                                            borrower, and not CharterMac).

        Special Distribution Fee            0.375% per annum of the total
                                            invested assets of CharterMac or its
                                            subsidiaries.

        Loan Servicing Fee                  0.25% per annum based on the
                                            outstanding principal amount
                                            of FMBs owned by CharterMac and its
                                            subsidiaries.

        Operating Expense Reimbursement     For direct expenses incurred by the
                                            Manager in an amount not to exceed
                                            $200,000 per annum (subject to
                                            increase based on increases in
                                            CharterMac's and its subsidiaries'
                                            assets and to annual increases based
                                            upon increases in the Consumer Price
                                            Index).

        Incentive Share Options             The Manager may receive options to
                                            acquire additional Shares pursuant
                                            to CharterMac's Incentive Share
                                            Option Plan only if CharterMac's
                                            distributions in any year exceed
                                            $0.9517 per Share (i.e., the 1996
                                            pro forma distributions per Share
                                            set forth in CharterMac's
                                            Solicitation Statement dated as of
                                            June 15, 1997), and the Compensation
                                            Committee of the Board of Trustees
                                            determines to grant such options.

        Liquidation Fee                     1.50% of the gross sales price
                                            of the assets sold by CharterMac in
                                            connection with a liquidation of
                                            CharterMac assets supervised by the
                                            Manager.

---------------
* The Manager is also permitted to earn miscellaneous compensation which may include, without limitation, construction fees, escrow interest, property management fees, leasing commissions and insurance brokerage fees. The payment of any such compensation is generally limited to the competitive rate for the services being performed.

        Affiliates of the Manager may provide certain financial guarantees to facilitate leveraging by CharterMac, for which they could be paid market rate fees. In addition, affiliates of the Manager may provide certain financial guarantees to the owner (or partners of the owners) of the underlying properties securing CharterMac's FMBs, for which they could be paid market rate fees.

        The Manager may engage in other business activities related to real estate, mortgage investments or other investments whether similar or dissimilar to those made by CharterMac, or act as manager to any other person or entity having investment policies whether similar or dissimilar to those of CharterMac. Before the Manager, the officers and directors of the Manager and all persons controlled by the Manager and its officers and directors may take advantage of an opportunity for their own account or present or recommend it to others, they are obligated to present such investment opportunity to CharterMac if (i) such opportunity is of a character which could be taken by CharterMac, (ii) such opportunity is compatible with CharterMac's investment objectives and policies and (iii) CharterMac has the financial resources to take advantage of such opportunity.

        The Trust Agreement and Management Agreement provide that CharterMac will indemnify the Manager and its affiliates under certain circumstances.

        The Manager is entitled to subcontract its obligations under the Management Agreement to an affiliate. In accordance with the foregoing, the Manager has assigned its rights and obligations to Related.

        The Manager has been designated the "Tax Matters Partner" to manage administrative tax proceedings conducted at CharterMac's level by the IRS with respect to company matters. The Manager will also serve as the general partner of CharterMac for tax purposes.


Security Ownership of Certain Beneficial Owners and Management

        As of April 1, 1999, no person was known by CharterMac to be the beneficial owner of more than five percent of the outstanding Shares of CharterMac.

        As of April 1, 1999, the members of the sole general partner of the Manager own, in the aggregate, 100% of the membership interests of the sole general partner of the Manager.

        As of April 1, 1999, Trustees and senior officers of CharterMac and members and senior officers of the sole general partner of the Manager own directly or beneficially Shares of CharterMac as follows:

                                             Amount and Nature of
Name                 Title                   Beneficial Ownership          Percent of Class
----                 -----                             --------------      ----------------
Stephen M. Ross      Member of Related Charter         208,262 Shares(1)         1.01%
Alan P. Hirmes       Trustee, Executive VP and         21,447 Shares(1)          *
                     Secretary, of CharterMac
                     and Member and Senior VP
                     of Related Charter
J. Michael Fried     Chairman of the Board,            109,611 Shares(1 2 3)     *
                     Trustee and CEO
                     of CharterMac and Member
                     and CEO of Related Charter
Stuart J. Boesky     Trustee, President and            22,795 Shares(1 2)        *
                     COO of CharterMac and Member,
                     President and COO of Related
                     Charter
Peter T. Allen       Trustee of CharterMac             955 Shares                *
Arthur P. Fisch      Trustee of CharterMac             955 Shares                *
John B. Roche        CFO & CAO of CharterMac and
                     SVP & CFO of Related Charter      1,000 Shares              *
Bruce H. Brown       Senior VP of Related Charter      0 Shares                  --
James D. Spound      Senior VP of Related Charter      0 Shares                  --
Mark Schlacter       VP of Related Charter             2,300 Shares              *

All Senior Officers and Trustees of CharterMac
and Related Charter as a group (15 persons)            367,325 Shares(1 2 3)     1.78%

*Less than 1% of the outstanding Shares.

(1) 11 of these Shares are owned by the Manager, which is owned by Messrs. Ross, Hirmes, Fried and Boesky.
(2) 15,784 Shares are owned by BF Security Partners, of which Messrs. Fried and Boesky are each 50% equity owners.
(3) 3,824 Shares are owned by Mr. Fried's children as to which he disclaims beneficial ownership.


Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires CharterMac's officers and trustees, and persons who own more than ten percent of a registered class of CharterMac's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). These persons are required by regulation of the Commission to furnish CharterMac with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, CharterMac believes that during the fiscal year ended December 31, 1998, CharterMac's officers, trustees and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                          PROPOSALS BEFORE THE MEETING

Proposal #1: Election of Trustees

        The Board of Trustees is divided into three classes, currently consisting of two classes of two trustees each and one class of one trustee. At the Meeting, two Trustees are to be elected for three year terms expiring in 2002. All of the nominees are currently Trustees of CharterMac. Trustees are elected by a majority of the votes cast (assuming the presence of a quorum consisting of a majority of the Shareholders whether present in person or by proxy).

        Unless Shareholders otherwise specify, the Shares represented by the proxies will be voted "FOR" the indicated nominees for election as Trustees. If for any reason any of the nominees become unavailable for election, the proxies solicited will be voted for such nominees as are selected by the Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to continue to serve as a Trustee if elected. However, in the event that any nominee should be unable or for good cause unwilling to serve, the Shares represented by proxies received will be voted for another nominee selected by the Board. The Board of Trustees recommends a vote FOR each of the listed nominees.

        The following table sets forth information with respect to each nominee nominated to serve as a Trustee for a term to expire in 2002.

Name of Trustee/
Nominee for Election   Age         Principal Occupation
Stuart J. Boesky       42          Mr. Boesky is a Managing Trustee and the President and
                                   Chief Operating Officer of CharterMac and is the
                                   President, the Chief Operating Officer and a Member of the
                                   sole general partner of the Manager.  Mr. Boesky practiced real estate and tax law in New York City with the law firm of Shipley & Rothstein from 1984 until February 1986 when
                                   he joined Related.  From 1983 to 1984, Mr. Boesky
                                   practiced law with the Boston law firm of Kaye, Fialkow,
                                   Richmond & Rothstein (which subsequently merged with
                                   Strook & Strook & Lavan) and from 1978 to 1980 was a
                                   consultant specializing in real estate at the accounting
                                   firm of Laventhol & Horwath.  Mr. Boesky is the sole
                                   shareholder of one of the general partners of Related.
                                   Mr. Boesky graduated from Michigan State University with a
                                   Bachelor of Arts degree and from Wayne State School of Law with a Juris Doctor degree.  He then received a Master of
                                   Laws degree in Taxation from Boston University School of
                                   Law.  Mr. Boesky also serves on the Board of Directors of
                                   Aegis.

Alan P. Hirmes         44          Mr. Hirmes is a Managing Trustee, the Executive Vice
                                   President and the Secretary of CharterMac and is a Senior
                                   Vice President and a Member of the sole general partner of the Manager.  Mr. Hirmes has been a Certified Public
                                   Accountant in New York since 1978.  Prior to joining
                                   Related in October 1983, Mr. Hirmes was employed by Weiner
                                   & Co., certified public accountants.  Mr. Hirmes is also
                                   the sole shareholder of one of the general partners of
                                   Related.  Mr. Hirmes graduated from Hofstra University
                                   with a Bachelor of Arts degree.  Mr. Hirmes also serves on the Board of Directors of Aegis.

Proposal #2: Amendment of Trust Agreement to Permit Aggregate Financing or Leverage in Excess of the 50% Limit

General
        CharterMac's Board of Trustees has unanimously approved an amendment to the Trust Agreement to authorize the incurrence of leverage or financing in excess ("Excess Debt") of the current limit set at 50% of Total Market Value (the "50% Limit"). The amendment would permit CharterMac to incur Excess Debt in one or both of the following circumstances:

        (1.) CharterMac obtains an investment grade credit rating (without regard to any external credit enhancement) from a "nationally recognized statistical rating organization" for all financing or leverage of the Trust outstanding prior to, or as a result of, the incurrence of the Excess Debt (other than Excess Debt incurred pursuant to clause #2); and/or

         (2.) The Excess Debt aggregates no more than 5% of Total Market Value (or $30 million, whichever is greater), provided such Excess Debt has a term of no more than 180 days.

        See Exhibit A for the exact text of the proposed amendment.

Background
        The Trust Agreement currently limits CharterMac's ability to incur leverage or other financing in excess of 50% of CharterMac's Total Market Value, calculated at the time that the additional leverage or financing is incurred. CharterMac currently utilizes its private label Tender Option Program ("TOP") to raise capital to acquire First Mortgage Bonds ("FMBs"). Under the TOP, CharterMac contributes certain of the FMBs to a Delaware Business Trust (the "Origination Trust"), a wholly owned subsidiary of CharterMac, which immediately contributes certain or all of such FMBs to another Delaware business trust (the "Owner Trust"). The Owner Trust then issues two certificates; a Senior Certificate, which is deposited into another Delaware business trust (the "Certificate Trust") which issues and sells Floater Certificates representing proportional interests in the Senior Certificate to new investors; and a Residual Certificate representing the remaining beneficial ownership interest in the Owner Trust, which is issued to the Origination Trust, whose sole owner is CharterMac. In addition, the Owner Trust has obtained a municipal bond insurance policy from MBIA Insurance Corporation to credit enhance Senior Certificate distributions for the benefit of the holders of the Floater Certificates and has also arranged for a liquidity facility, issued by a consortium of highly rated European banks, with respect to the Floater Certificates.

        The end result of these transactions is that a portion of the interest received by the Owner Trust on the FMBs it holds is distributed through the Senior Certificate to the holders of the Floater Certificates in an amount determined each week by the remarketing agent ("Goldman Sachs & Co."), as the distribution amount that is required to enable the remarketing agent to sell the Floater Certificates at par on any weekly determination date. The balance of the interest received by the Owner Trust on these FMBs is distributed to CharterMac as holder of the Residual Certificate.

        Currently the maximum amount of financing that may be incurred utilizing the TOP is $150 million and as of December 16, 1998 such maximum was reached. CharterMac and the parties have agreed in principal to increase its borrowing ability under the TOP to $200 million, which is within the 50% limit.

        CharterMac is currently negotiating an interim financing facility with a financial institution and prior to the end of 1999, CharterMac expects to raise funds through a private placement of preferred equity; however, there can be no assurance at this time that these initiatives will be successful. If CharterMac is unable to access additional capital through the foregoing initiatives, CharterMac's ability to grow will be restricted.

        CharterMac's growth will be financed by the TOP or similar programs, funds generated from operations in excess of distributions or by offerings of additional equity.

Benefits of and Reasons for the Amendment

        The cost of funds in relation to the TOP was 4.87% for the period May 21, 1998 (inception of the TOP) to December 31, 1998, representing a significantly low cost of capital. However the process involved in utilizing the TOP can be lengthy, and immediate ability to access capital from the TOP is, on occasion, not available. The Board of Trustees believes that the ability to access this Excess Debt will maximize CharterMac's flexibility and will enable CharterMac to take advantage of investment opportunities when presented. The Board of Trustees also believes that the Excess Debt will give CharterMac greater flexibility with respect to its capital structure, but since all permanent leverage must be investment grade, it should not compromise CharterMac's ability to meet its debt service obligations when due.

        The Board of Trustees believes that CharterMac's current debt policy is conservative and that the incurrence of the Excess Debt will still allow CharterMac to maintain an adequate capital base to protect against various business conditions and instability in the interest rate environment, although there can be no assurance that such adverse conditions will not occur. See "RISK FACTORS"

Risk Factors

        The proposed amendment involves certain risks and other adverse factors:

        Risk of Increased Leverage. If CharterMac incurs Excess Debt, the following risks of leverage already present with the 50% Limit will be increased: (a) CharterMac could lose its interests in assets given as collateral for secured borrowings or leverage if the required repayments are not made when due; (b) CharterMac's cash flow from operations may not be sufficient to retire these obligations as they mature, making it necessary for CharterMac to either refinance these obligations prior to maturity or to raise additional debt and/or equity for CharterMac or dispose of some of CharterMac's assets to retire the obligations which could have an adverse effect on the amount of funds available for distribution to Shareholders; and (c) no assurance can be given as to the availability, or the terms and conditions, of any financing needed by CharterMac to refinance borrowings.

        Conflicts of Interest of the Manager. If CharterMac incurs Excess Debt and then invests the proceeds of such Excess Debt in additional FMBs, the Manager will grow CharterMac's assets and thereby increase the amount of fees it can earn, including the Bond Selection Fee, Bond Placement Fee, Loan Servicing Fee and Special Distribution.

Recommendation of the Board

        THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL


                             EXECUTIVE COMPENSATION

Trustees and Management

        CharterMac has four executive officers and five Trustees (two of whom are Independent Trustees). CharterMac does not pay or accrue any fees, salaries or other forms of compensation to its officers other than options which may be received under the Share Option Plan. Independent Trustees receive compensation for serving as Independent Trustees at the rate of $15,000 per year payable $5,000 in cash (or, at such Independent Trustee's option, Shares) and Shares having an aggregate value of $10,000, based on the fair market value at the date of issuance, in addition to an expense reimbursement for attending meetings of the Board of Trustees.

        The Manager, at its expense, provides all personnel necessary to conduct CharterMac's regular business. The Manager receives various fees for advisory and other services performed under the Management Agreement, as further described in the "MANAGEMENT - Certain Relationships and Related Transactions" section of this Proxy Statement. An affiliate of the Manager pays all salaries, bonuses and other compensation (other than options which may be received under the Share Option Plan) to the officers of CharterMac and the general partner of the Manager. Certain members and officers of the sole general partner of the Manager and certain officers of CharterMac receive compensation from the Manager and its affiliates for services performed for various affiliated entities, which may include services performed for CharterMac. Such compensation may be based in part on the performance of CharterMac; however, the Manager believes that any compensation attributable to services performed for CharterMac is immaterial.

Share Option Plan

        CharterMac has adopted an Incentive Share Option Plan (the "Plan"), the purpose of which is (i) to attract and retain qualified persons as trustees and officers and (ii) to incentivize and more closely align the financial interests of the Manager and its employees and officers with the interests of the Shareholders by providing the Manager with substantial financial interest in CharterMac's success. The Compensation Committee, which is comprised of Messrs. Allen and Fisch, administers the Plan. Pursuant to the Plan, if CharterMac's distributions per Share in the immediately preceding calendar year exceed $0.9517 per Share, the Compensation Committee has the authority to issue options to purchase, in the aggregate, that number of Shares which is equal to three percent of the Shares outstanding as of December 31 of the immediately preceding calendar year (or in the initial year, as of October 1, 1997), provided that the Compensation Committee may only issue, in the aggregate, options to purchase a maximum number of Shares over the life of the Plan equal to 2,058,638 Shares (i.e. 10% of the Shares outstanding on October 1, 1997.)

        Subject to the limitations described in the preceding paragraph, if the Compensation Committee does not grant the maximum number of options in any year, then the excess of the number of authorized options over the number of options granted in such year will be added to the number of authorized options in the next succeeding year and will be available for grant by the Compensation Committee in such succeeding year.

        All options granted by the Compensation Committee will have an exercise price equal to or greater than the fair market value of the Shares on the date of the grant. The maximum option term is ten years from the date of grant. All Share options granted pursuant to the Incentive Share Option Plan may vest immediately upon issuance or in accordance with the determination of the Compensation Committee. No options were granted for the year ended December 31, 1997. In 1998, CharterMac distributed only $0.93 per Share; therefore, the Compensation Committee was not authorized to issue options for the year ended December 31, 1998.

Report of the Compensation Committee

        The Compensation Committee is comprised of two Independent Trustees (Messrs. Allen and Fisch). The role of the Compensation Committee is to administer the policies governing the Plan. Because CharterMac does not pay salaries and bonuses to the officers of CharterMac or the general partner of the Manager, the Compensation Committee does not determine executives' salary levels. Subject to the restrictions contained in the Plan, option compensation is intended to be set at a level competitive with the amounts paid to the management of similarly sized companies in similar industries. The Committee also evaluates the performance of management when determining the number of options to be issued.

        CharterMac's grants of stock options are structured to link the compensation of the officers of CharterMac and the officers of the general partner of the Manager with CharterMac's performance. Through the establishment of the Plan, CharterMac has aligned the financial interests of its executives (and the executives of the Manager) with the results of CharterMac's performance, which is intended to enhance Shareholder value. The Compensation Committee may only grant options if certain performance levels are met and is limited in the number of options which may be granted each year (See "Share Option Plan" above). The amount of options which may be granted will be set at levels that the Compensation Committee believes to be consistent with others in CharterMac's industry, with such compensation contingent upon CharterMac's level of annual and long-term performance.

        Section 162 (m) was added to the Internal Revenue Code as part of the Omnibus Budget Reconciliation Act of 1993. Section 162 (m) limits the deduction for compensation paid to the Chief Executive Officer and the other executive officers to the extent that compensation of a particular executive exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. It is CharterMac's goal to have compensation paid to its five most highly compensated officers qualify as performance based compensation deductible for federal income tax purposes under Section 162 (m). Given the fact that CharterMac is externally managed and the only compensation that currently may be paid to its executives are options pursuant to the Plan, it is unlikely that Section 162 (m) will present any concerns.


                                                   COMPENSATION COMMITTEE

                                                          Peter T. Allen
                                                          Arthur P. Fisch

Stock Performance Graph

        The following stock performance graph compares CharterMac's performance to the S&P 500 and the Russell 2000 stock index. CharterMac is currently one of the companies included in the Russell 2000 stock index, an index that measures the performance of small market capitalization companies. The graph assumes a $100 investment on October 1, 1997. All stock price performance figures includes the reinvestment of dividends.


                                    [INSERT GRAPH]

                                            Cumulative Total Return

                                            10/16/97    12/97   12/98

CHARTERMAC                                    $100     $102  $104
S&P 500                                        100      103   132
RUSSELL 2000                                   100       97    96

                         INDEPENDENT PUBLIC ACCOUNTANTS

        Deloitte & Touche LLP have been and are presently the independent auditors for CharterMac. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from Shareholders.

                            EXPENSES OF SOLICITATION

        The cost of soliciting proxies will be borne by CharterMac. Brokers and nominees should forward soliciting materials to the beneficial owners of the Shares held of record by such person, and CharterMac will reimburse them for their reasonable forwarding expenses. In addition to the use of the mails, proxies may be solicited by trustees, officers and regular employees of CharterMac and the Manager by personal interview or telephone.

                                VOTING PROCEDURES

        Boston Equiserve, LP (the "Inspector") has been appointed the inspector of elections. The Inspector will count all votes cast, in person or by submission of a properly executed proxy, received at or prior to the Meeting. Abstentions and "broker non-votes" (nominees holding Shares for beneficial owners who have not voted on a specific matter) will be treated as present for purposes of determining whether a quorum is present at the Meeting. However, with respect to Proposal #1, abstentions and broker non-votes will have no effect on the vote because the vote required is a plurality of the votes actually cast (assuming the presence of a quorum). With respect to Proposal #2, the approval of an amendment to the Trust Agreement requires approval by the holders owning a majority of Shares entitled to vote. Therefore, any Shares not affirmatively voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against Proposal #2.

                              SHAREHOLDER PROPOSALS

        Any proposal by a Shareholder of CharterMac intended to be presented at the 2000 Annual Meeting of Shareholders must be received by CharterMac at its principal executive office not later than January 6, 2000 for inclusion in CharterMac's proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

                           ANNUAL REPORT ON FORM 10-K

        UPON WRITTEN REQUEST BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING, CHARTERMAC WILL FURNISH THAT PERSON WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. Requests should be addressed to Shannon Lizee at Charter Municipal Mortgage Acceptance Company, 625 Madison Avenue, New York, New York 10022-1801.

                                OTHER INFORMATION

Amendment of Trust Agreement to Clarify Record Date for Capital Events Distributions

        The Trust Agreement authorizes the Board of Trustees to adopt certain amendments without Shareholder consent. The Trust Agreement also requires that Shareholders receive notice of such amendments.

        On April 1, 1999, the Board of Trustees of CharterMac approved the following amendment to Section 9.2(b) of the Trust Agreement, to change the allocation of Net Income and Net Loss from a Capital Event from a daily allocation to a monthly allocation for administrative purposes, as follows (deletions are indicated by strike-through of text and additions are indicated by underlined text):

        9.2 Apportionment Among Shareholders of Net Income, Net Loss and Distributions Generally.

                      *      *      *       *      *      *      *      *


               (b) Capital Events. That portion of Distributions attributable to a Capital Event and allocations of Net Income and Net Loss from a Capital Event which is allocated to the Shareholders shall be apportioned among the Persons who were Shareholders of record on the last day of the month during date on which the Trust received the proceeds of such Capital Event in accordance with their Percentage Interests based upon the number of Shares owned by each such Shareholder on that date on the last day of such month without regard to Capital Accounts or the number of days during such month in which a Person was a Shareholder.


        As required by Section 10.4 (e) of the Trust Agreement which permits such amendment without the consent of Shareholders, CharterMac received an opinion of counsel that the amendment is not impermissible under applicable tax laws or regulations.


                                 OTHER BUSINESS

        The Board of Trustees does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

        It is important that your Shares be represented at the Meeting. If you are unable to be present in person, please complete, date, sign and return the enclosed stamped, self-addressed proxy-card. Your failure to do so will increase the costs of operating CharterMac and decrease the return on your investment.

                                            By Order of the Board of Trustees

                                            /s/ J. Michael Fried

April 30, 1999                              J. Michael Fried
                                            Chairman of the Board

                                    EXHIBIT A

        The Trust Agreement will be amended, subject to Shareholder approval, as set forth below (deletions are indicated by strike-through of text and additions are indicated by underlined text):


        10.2 Powers of the Board of Trustees. The conduct of the Trust's business shall be controlled solely by the Board of Trustees in accordance with this Trust Agreement and the Bylaws. The Board of Trustees shall have all authority, rights and powers conferred by law and those required or appropriate to the management of the Trust's business which, by way of illustration but not by way of limitation, shall, subject only to the provisions of Section 10.3, include the right, authority and power, without the vote of Shareholders, or any other Person to:

                                             * * *

        (n) cause the Trust to borrow money or otherwise leverage, finance or refinance its assets or obtain credit in such amounts, at such rates of interest and upon such other terms and conditions as the Board of Trustees deems appropriate, on a recourse or nonrecourse basis, and to secure payment of the principal of any such indebtedness and the interest thereon by mortgage, pledge, conveyance, assignment in trust of, or grant of a security interest in, the whole or any part of any or all of the property and assets of the Trust; provided that:


               (i) the Trust may not incur aggregate financing or leverage (whether secured or unsecured) in excess of 50% of Total Market Value (calculated at the time any additional financing or leverage is incurred) (the "50% Limit"), except that the 50% Limit may be exceeded ("Excess Debt") in either or both of the following circumstances:

                             (x) the Trust has obtained an investment grade
                      credit rating (without regard to any external credit enhancement) from a "nationally recognized statistical rating organization" (as such term is used in Rule 15c3-1 under the Securities Exchange Act of 1934) for all financing or leverage of the Trust (including, without limitation, structured financing transactions secured by assets of the Trust or its subsidiaries) outstanding prior to, or as a result of, the incurrence of the Excess Debt (other than Excess Debt incurred pursuant to Section 10.2(n)(i)(y); and/or

                             (y) (1) the aggregate amount of Excess Debt
                      outstanding at any given time is no more than the greater of (A) $30 million or (B) 5% of Total Market Value (calculated at the time any additional financing or leverage is incurred) and (2) the Excess Debt has a term of 180 days or less.; and provided further that


(ii) any loans from the Manager or its Affiliates shall be on a short-term basis (up to 24 months) with interest and other financing charges or fees being the lesser of interest and other financing charges or fees which would be charged by a financial institution or bank for a comparable loan, or the actual cost of such funds to the Affiliate.

                                [CharterMac Logo]

                                      Proxy

                  CHARTER MUNICIPAL MORTGAGE ACCEPTANCE COMPANY

                               625 Madison Avenue
                            New York, New York 10022

                       SOLICITED BY THE BOARD OF TRUSTEES
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints J. Michael Fried and John B. Roche, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Charter Municipal Mortgage Acceptance Company ("CharterMac") held of record by the undersigned on April 1, 1999 at the Annual Meeting of Shareholders to be held on June 16, 1999 and any adjournments thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

        PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[SEE REVERSE SIDE]                                           [SEE REVERSE SIDE]

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of CharterMac that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercised your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.



Sincerely,


Charter Municipal Mortgage Acceptance Company

-------------------------------------------------------------------------------

                                   DETACH HERE

[X] Please mark votes as in this example.
THE BOARD OF TRUSTEES RECOMMENDS A  VOTE "FOR" EACH OF THE LISTED PROPOSALS

1. Election of Trustees.                       3. In their discretion, the proxies are authorized to
   Nominees:  Stuart J. Boesky, Alan P. Hirmes    vote upon any other business that may properly come
                                                  before the meeting.

          FOR     WITHELD
         [   ]    [   ]

[  ]
    ---------------------------------
        For both nominees except as noted above

2. Leverage Amendment                                   MARK HERE FOR ADDRESS CHANGE AND NOTE
   Proposal to amend                                    AT LEFT [ ]
   the Trust Agreement to                               Please sign exactly as name appears hereon. Joint owners
   permit CharterMac to incur aggregate financing       should each sign. Executors, administrators, trustees, Limit,
   or leverage in excess of the current 50% limit,      pursuant to certain guardians or other fiduciaries should give
   pursuant to certain limits and with certain          full title as such. If signing for a corporation, please sign in
   restrictions                                         full corporate name by a duly authorized officer.

      FOR       AGAINST   ABSTAIN
     [   ]       [  ]     [   ]


Signature:___________________________ Date:______________Signature:___________________________ Date:___________